SEMI-ANNUAL REPORT

President's Message

Dear Shareholder:

I am pleased to present the Semi-Annual Report to Shareholders for Federated Short-Term U.S. Government Trust, a portfolio of Money Market Obligations Trust, which covers the six-month reporting period from January 1, 1999 through June 30, 1999. The report begins with a commentary by the fund's portfolio manager and follows with a complete listing of the fund's holdings and its financial statements.

Federated Short-Term U.S. Government Trust continues to pursue daily income while bringing you the additional advantages of daily liquidity and stability of principal, all through a portfolio of U.S. government obligations.

On June 30, 1999, the $331.9 million fund was invested in short-term U.S. government obligations (52.1%) and repurchase agreements fully collateralized by U.S. government obligations (48.7%).

Over the six-month reporting period, the fund paid dividends totaling $0.02 per share while maintaining a stable net asset value of $1.00 per share. 1

Thank you for choosing Federated Short-Term U.S. Government Trust as a daily cash investment. We welcome your comments and suggestions.

Sincerely,

[Graphic]

J. Christopher Donahue
President

August 15, 1999

1 An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Investment Review

Federated Short-Term U.S. Government Trust may invest in U.S. Treasury and government agency obligations and repurchase agreements which have these securities as collateral. The fund continues to emphasize issues of the Federal National Mortgage Association, Student Loan Marketing Association, Federal Farm Credit Bank System, Federal Home Loan Bank System, and Federal Home Loan Mortgage Corp. The fund may also maintain a U.S. Treasury position when there are narrow spreads between U.S. Treasury and government agency obligations.

The semi-annual reporting period brought a dramatic shift in investor sentiment regarding the direction of the next move by the Federal Reserve Board (the "Fed"), and culminated with a 25 basis point tightening by the Fed on June 30. The economy entered 1999 with considerable strength, and lingering fears about the economic crises overseas were replaced by concern that the robust pace of growth of the economy would ignite inflationary pressures. First quarter GDP was 4.30%, driven by consumer demand and housing. The second quarter brought continued evidence of growth that the market and the Fed could no longer ignore. In spite of a benign inflation picture, interest rates rose across the yield curve as expectations mounted that the Fed would need to tighten monetary policy in the face of growth that exceeded traditional measures of non-inflationary potential. Fed commentary reinforced this perception even while acknowledging that productivity gains continued to rein in inflationary pressures. By the time Chairman Greenspan testified before the Joint Economic Committee in June, where he hinted that it may be appropriate for the Fed to take back some of the liquidity that had been infused into the market in the fourth quarter of 1998, the market had taken into account the inevitable near-term tightening, and anticipated more to follow. As a result, when the Fed opted to tighten by 25 basis points on June 30 but announced a neutral inter- meeting policy stance, a relieved market took this as a sign that additional tightenings may not be forthcoming.

Movements in interest rates reflected the shift in market sentiment. The yield on the three-month agency discount note, for example, traded with a range of 4.70% to 4.80% through April, but then climbed steadily through May and June to 5.10% at the time of the Fed move.

The fund was managed within a 40 to 50-day average maturity target range, moving within that range according to relative value opportunities available in the market place. With wide spreads between U.S. Treasury and government agency securities, we concentrated our purchases in the government agency sector over the period. We added to our floating rate position, bringing the percentage of the fund from 19.00% to 27.00%, in order to increase our responsiveness to rising interest rates. The fund's portfolio was barbelled in structure, combining positions in repurchase agreements and floating rate notes with longer securities with 6 to 12- month maturities. It would be prudent not to attach too much significance to the Fed's adoption of a neutral bias at this point in time, however, since the path of monetary policy will likely be determined by the strength of the economic data to be released in weeks to come. If growth persists at a robust pace, then the Fed may be tempted to tighten again at the August Federal Open Market Committee meeting, to preempt the need for more dramatic action down the road. With the market currently pricing in only a portion of this possibility, we will likely remain at the lower end of our current target range in the near term.

Last Meeting of Shareholders

A Special Meeting of the Fund's shareholders was held on March 22, 1999. On January 21, 1999, the record date for the shareholders voting at the meeting, there were 362,386,173 total outstanding shares. The following items were considered by shareholders and the results were as follows:

AGENDA ITEM 1

To elect Trustees:


                                                   ABSTENTIONS   WITHHELD
                                                   AND BROKER    AUTHORITY TO

NAMES                       FOR          AGAINST   NON-VOTES     VOTE
Thomas G. Bigley            219,210,701                           324,516
John T. Conroy, Jr.         219,210,701                           324,516
John F. Cunningham          219,210,701                           324,516
Peter E. Madden             219,210,701                           324,516
Charles F. Mansfield, Jr.   219,210,701                           324,516
John E. Murray, Jr.         219,210,701                           324,516
John S. Walsh               219,210,701                           324,516

AGENDA ITEM 2

To ratify the selection of Arthur Andersen LLP as the Fund's Independent
Auditors.


                        ABSTENTIONS   WITHHELD
                        AND BROKER    AUTHORITY

FOR           AGAINST   NON-VOTES     TO VOTE

219,041,311   2,314     491,591

AGENDA ITEM 3

To approve an amendment and restatement of the Declaration of Trust to require approval of a "1940 Act" majority of shareholders in the event of the sale and conveyance of the Fund to another trust or corporation.


                        ABSTENTIONS   WITHHELD
                        AND BROKER    AUTHORITY

FOR           AGAINST   NON-VOTES     TO VOTE
214,723,805   142,555   4,665,819


AGENDA ITEM 4

To approve making non-fundamental the Fund's policy regarding acquiring voting securities.


                           ABSTENTIONS   WITHHELD
                           AND BROKER    AUTHORITY

FOR           AGAINST      NON-VOTES     TO VOTE
189,241,127   29,559,844   731,208


AGENDA ITEM 5

To approve the Plan of Reorganization between the Fund and Money Market Obligations Trust whereby Money Market Obligations Trust would acquire all of the assets of the Fund in exchange for shares of its portfolio, Federated Short-Term U.S. Government Trust.


                        ABSTENTIONS   WITHHELD
                        AND BROKER    AUTHORITY

FOR           AGAINST   NON-VOTES     TO VOTE
215,956,973   142,555   3,432,651


Portfolio of Investments

JUNE 30, 1999 (UNAUDITED)

PRINCIPAL

AMOUNT                                                    VALUE

                   SHORT-TERM OBLIGATIONS-52.1%

  $  3,000,000  1  Federal Farm Credit System
                   Floating Rate Note,
                   4.769%, 7/1/1999                $   2,999,097
     2,000,000     Federal Farm Credit System
                   Note, 5.400%, 7/3/2000              1,996,960
    30,000,000  1  Federal Home Loan Bank
                   System Floating Rate
                   Notes, 4.775% - 5.339%,

                   7/1/1999 - 9/1/1999                29,993,450
    22,050,000     Federal Home Loan Bank
                   System Notes, 4.790% -
                   5.540%, 7/13/1999 -

                   6/14/2000                          22,039,675

    23,033,000   2 Federal Home Loan Mortgage
                   Corp. Discount Notes,
                   4.700% - 5.220%,

                   7/8/1999 - 6/22/2000               22,745,853
    27,500,000  1  Federal Home Loan Mortgage
                   Corp. Floating Rate Notes,
                   4.700% - 4.935%, 7/19/1999

                   - 8/17/1999                        27,489,593
     3,000,000     Federal Home Loan Mortgage
                   Corp. Note, 5.544%,

                   8/13/1999                           2,999,809

    18,000,000  2  Federal National Mortgage
                   Association Discount
                   Notes, 4.610% - 4.720%,

                   7/30/1999 - 1/24/2000              17,843,845
    19,000,000  1  Federal National Mortgage
                   Association Floating Rate
                   Notes, 4.785% - 4.974%,

                   7/15/1999 - 9/23/1999              18,991,109
    13,500,000     Federal National Mortgage
                   Association Notes, 4.780%
                   - 5.540%, 7/16/1999 -

                   5/5/2000                           13,493,409

    11,000,000  1  Student Loan Marketing
                   Association Floating Rate
                   Notes, 5.539% - 5.639%,

                   7/6/1999 - 7/7/1999                10,997,311
                   TOTAL SHORT-TERM

                   OBLIGATIONS                       171,590,111
                   REPURCHASE AGREEMENTS-

                   48.7% 3
    15,000,000     ABN AMRO Chicago Corp.,

                   5.125%, dated 6/30/1999,

                   due 7/1/1999                       15,000,000
     5,300,000     Barclays Capital, Inc.,
                   4.900%, dated 6/30/1999,

                   due 7/1/1999                        5,300,000
     5,000,000  4  Chase Government
                   Securities, Inc., 4.960%,
                   dated 6/22/1999, due

                   7/14/1999                           5,000,000

     3,000,000  4  Credit Suisse First
                   Boston, Inc., 4.780%,
                   dated 4/20/1999, due

                   7/19/1999                           3,000,000

    10,000,000  4  Credit Suisse First
                   Boston, Inc., 4.780%,
                   dated 4/28/1999, due

                   7/27/1999                          10,000,000
     5,000,000  4  Goldman Sachs Group, LP,
                   4.940%, dated 6/17/1999,

                   due 7/19/1999                       5,000,000
     5,000,000  4  Goldman Sachs Group, LP,
                   4.955%, dated 6/22/1999,

                   due 7/22/1999                       5,000,000
    10,000,000  4  Lehman Brothers, Inc.,
                   4.790%, dated 4/12/1999,

                   due 7/12/1999                      10,000,000
     5,000,000     Lehman Brothers, Inc.,
                   4.930%, dated 6/30/1999,

                   due 7/1/1999                        5,000,000
    10,000,000  4  Morgan Stanley Group,
                   Inc., 4.810%, dated

                   5/10/1999, due 8/9/1999            10,000,000

PRINCIPAL

AMOUNT                                                    VALUE

                   REPURCHASE AGREEMENTS-
                   continued 3

 $   4,000,000     Nationsbanc Montgomery
                   Securities, Inc., 5.220%,
                   dated 6/30/1999, due
                   7/1/1999                       $    4,000,000
     8,000,000  4  Nesbitt Burns, Inc.,
                   4.790%, dated 4/14/1999,

                   due 7/13/1999                       8,000,000
    75,000,000     PaineWebber Group, Inc.,
                   5.100%, dated 6/30/1999,

                   due 7/1/1999                       75,000,000

                   TOTAL REPURCHASE

                   AGREEMENTS                        160,300,000
                   TOTAL INVESTMENTS (AT
                   AMORTIZED COST) 5               $ 331,890,111

1 Current rate and next reset date shown.

2 Each issue shows the rate of discount at the time of purchase.

3 The repurchase agreements are fully collateralized by U.S. Treasury and/or government agency obligations based on market prices at the date of the portfolio. The investments in the repurchase agreements are through participation in joint accounts with other Federated funds.

4 Although final maturity falls beyond seven days, a liquidity feature is included in each transaction to permit termination of the repurchase agreement within seven days.

5 Also represents cost for federal tax purposes.

Note: The categories of investments are shown as a percentage of net assets ($329,242,610) at June 30, 1999.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

JUNE 30, 1999 (UNAUDITED)


ASSETS:
Investments in repurchase
agreements                      $ 160,300,000
Investments in securities         171,590,111
Total investments in
securities, at amortized
cost and value                                    $ 331,890,111
Cash                                                     88,123
Income receivable                                     1,510,681
Receivable for shares sold                                3,359
TOTAL ASSETS                                        333,492,274
LIABILITIES:

Payable for investments

purchased                           2,945,393
Income distribution
payable                             1,297,630
Accrued expenses                        6,641
TOTAL LIABILITIES                                     4,249,664
Net assets for 329,242,610
shares outstanding                                $ 329,242,610
NET ASSET VALUE, OFFERING
PRICE AND REDEMPTION
PROCEEDS PER SHARE:
$329,242,610 / 329,242,610

shares outstanding                                        $1.00


See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)


INVESTMENT INCOME:
Interest                                                          $ 9,151,784
EXPENSES:

Investment advisory fee                         $   741,221
Administrative personnel
and services fee                                    139,720
Custodian fees                                       10,251
Transfer and dividend
disbursing agent fees and
expenses                                             28,625
Directors'/Trustees' fees                             7,306
Auditing fees                                         5,864
Legal fees                                            4,079
Portfolio accounting fees                            40,057
Shareholder services fee                            463,263
Share registration costs                             10,977
Printing and postage                                  8,916
Insurance premiums                                    1,759
Miscellaneous                                         2,177
TOTAL EXPENSES                                    1,464,215
WAIVERS:
Waiver of investment
advisory fee                   $  (233,050)
Waiver of shareholder
services fee  (370,610)
TOTAL WAIVERS                                      (603,660)
Net expenses                                                          860,555
Net investment income                                             $ 8,291,229


See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets


                                   SIX MONTHS

                                        ENDED

                                   (unaudited)            YEAR ENDED
                                      JUNE 30,           DECEMBER 31,

                                         1999                   1998
INCREASE (DECREASE) IN NET

ASSETS
OPERATIONS:

Net investment income           $    8,291,229       $     18,938,821
DISTRIBUTIONS TO

SHAREHOLDERS:

Distributions from net

investment income                   (8,291,229)           (18,938,821)
SHARE TRANSACTIONS:
Proceeds from sale of
shares                             626,767,060          1,340,144,670
Net asset value of shares
issued to shareholders in
payment of
distributions declared               2,242,248              5,415,142
Cost of shares redeemed           (649,785,624)        (1,484,833,055)
CHANGE IN NET ASSETS
RESULTING FROM SHARE

TRANSACTIONS                       (20,776,316)          (139,273,243)
Change in net assets               (20,776,316)          (139,273,243)
NET ASSETS:

Beginning of period                350,018,926            489,292,169
End of period                   $  329,242,610       $    350,018,926

See Notes which are an integral part of the Financial Statements

Financial Highlights

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                         SIX MONTHS

                                              ENDED

                                         (unaudited)

                                            JUNE 30,                      YEAR ENDED DECEMBER 31,
                                               1999          1998         1997         1996         1995         1994
NET ASSET VALUE, BEGINNING OF PERIOD         $ 1.00        $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00
INCOME FROM INVESTMENT OPERATIONS:

Net investment income                          0.02          0.05         0.05         0.05         0.06         0.04
LESS DISTRIBUTIONS:

Distributions from net

investment income                             (0.02)        (0.05)       (0.05)       (0.05)       (0.06)       (0.04)
NET ASSET VALUE,
END OF PERIOD                                $ 1.00        $ 1.00       $ 1.00       $ 1.00       $ 1.00       $ 1.00
TOTAL RETURN 1                                 2.24%         5.16%        5.24%        5.10%        5.72%        3.99%

RATIOS TO AVERAGE NET ASSETS:

Expenses 2                                     0.79% 3       0.79%        0.79%        0.79%        0.78%        0.56%
Net investment income 2                        4.14% 3       4.71%        4.77%        4.66%        5.25%        3.78%
Expenses (after waivers)                       0.46% 3       0.46%        0.46%        0.46%        0.46%        0.45%
Net investment income (after waivers)          4.47% 3       5.04%        5.10%        4.99%        5.57%        3.89%
SUPPLEMENTAL DATA:
Net assets, end of period

(000 omitted)                              $329,243      $350,019     $489,292     $609,589     $773,851     $977,106

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 During the period, certain fees were voluntarily waived. If such voluntary waivers had not occurred, the ratios would have been as indicated.

3 Computed on an annualized basis.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

JUNE 30, 1999 (UNAUDITED)

ORGANIZATION

Federated Short-Term U.S. Government Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. Effective April 29, 1999, the Fund became a portfolio of the Money Market Obligations Trust (the "Trust"). The Trust consists of 13 portfolios. The financial statements included herein are only those of the Fund. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is high current income consistent with stability of principal and liquidity.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

INVESTMENT VALUATIONS

The Fund uses the amortized cost method to value its portfolio securities in accordance with Rule 2a-7 under the Act.

REPURCHASE AGREEMENTS

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex- dividend date.

FEDERAL TAXES

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when- issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

OTHER

Investment transactions are accounted for on the trade date.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). At June 30, 1999, capital paid-in aggregated $329,242,610. Transactions in shares were as follows:


                                SIX MONTHS

                                     ENDED
                                (unaudited)       YEAR ENDED

                                   JUNE 30,      DECEMBER 31,
                                      1999              1998

Shares sold                    626,767,060     1,340,144,670
Shares issued to
shareholders in payment of
distributions declared           2,242,248         5,415,142
Shares redeemed               (649,785,624)   (1,484,833,055)

NET CHANGE RESULTING FROM

SHARE TRANSACTIONS             (20,776,316)     (139,273,243)

INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.40% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc. for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

SHAREHOLDER SERVICES FEE

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL

Certain of the Officers and Trustees of the Fund are Officers and Directors or Trustees of the above companies.

YEAR 2000

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Trustees

JOHN F. DONAHUE
THOMAS G. BIGLEY
JOHN T. CONROY, JR.
JOHN F. CUNNINGHAM

LAWRENCE D. ELLIS, M.D.
PETER E. MADDEN
CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.
MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

RICHARD B. FISHER

Vice President

DEBORAH A. CUNNINGHAM

Vice President

MARY JO OCHSON

Vice President

LESLIE K. ROSS

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the trust's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Graphic]
Federated

World-Class Investment Manager

Federated Short-Term U.S. Government Trust

SEMI-ANNUAL REPORT
TO SHAREHOLDERS

JUNE 30, 1999

SEMI-ANNUAL REPORT

[Graphic]
Federated

Federated Short-Term U.S. Government Trust
Federated Investors Funds
5800 Corporate Drive

Pittsburgh, PA 15237-7000

1-800-341-7400

WWW.FEDERATEDINVESTORS.COM

Federated Securities Corp., Distributor

Cusip 60934N765
8080106 (8/99)

[Graphic]